Subsequent Events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	Subsequent Events
The Group has evaluated subsequent events after December 31, 2023, up to the date of issuance, April 25, 2024, of the Consolidated Financial Statements, and has not identified any recordable or disclosable events not otherwise reported in these Consolidated Financial Statements or notes thereto, except for the following:
In January 2024, the Group launched two new Founded Entities (Seaport Therapeutics and Gallop Oncology) to advance certain programs from the Wholly-Owned Programs segment. Seaport Therapeutics ("Seaport") will advance certain central nervous system programs and relevant Glyph intellectual property. Gallop Oncology will advance LYT-200 and other galectin-9 intellectual property. The financial results of these programs were included in the Wholly-Owned Programs segment in the footnotes to the Consolidated Financial Statements, as of December 31, 2023 and 2022, and for the three years ended December 31, 2023, 2022 and 2021, respectively. Upon raising dilutive third-party financing, the financial results of these two entities will be included in the Controlled Founded Entities segment to the extent that the Group maintains control over these entities.
On May 9, 2022, the Group announced the commencement of a $50,000 share repurchase program ( the "Program") of its ordinary shares of one pence each. In February 2024, the Group completed the Program and has repurchased an aggregate of 20,182,863 ordinary shares under the Program. These shares have been held as treasury shares and are being used to settle the vesting of restricted stock units or exercise of options.
In March 2024, Karuna was acquired by Bristol Myers Squibb (“BMS”) in accordance with a definitive merger agreement signed in December 2023. As a result of this transaction, the Group received total proceeds of $292,672 before income tax in exchange for its holding of 886,885 shares of Karuna common stock.
In March 2024, the Group announced a proposed capital return of $100,000 to its shareholders by way of a tender offer (the "Tender Offer"). The Tender Offer is expected to be launched in early May, subject to market conditions and shareholder approval. If the full $100,000 is not returned, then the Group intends to return any remainder following the completion of the Tender Offer, by way of a special dividend.
In April 2024, Seaport Therapeutics, the Group's latest Founded Entity, raised $100,000 in a Series A financing, out of which $32,000 was invested by the Group. Following the Series A financing, the Group holds equity ownership in Seaport of 61.5 percent on a diluted basis.
In April 2024, the Gelesis' Chapter 7 Trustee provided notice that a third party bid to purchase the assets subject to the bankruptcy had been accepted as a stalking horse bid, subject to Bankruptcy Court approval. If such sale of the assets is ultimately approved by the Bankruptcy Court and consummated, it is expected that PureTech could recover a portion of its investment in Gelesis senior secured convertible promissory notes. The ultimate resolution of this matter, any potential recovery, and the associated timing remain uncertain. The Group has not recorded any amount in its Consolidated Financial Statements related to amounts that may be received as a result of the bankruptcy process.